UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       June 9, 2008

EXLSERVICE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-33089	82-0572194
(Commission File Number)	(I.R.S. Employer Identification No.)

350 Park Avenue New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 277-7100
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure

ExlService Holdings, Inc. (Nasdaq: EXLS) (the “Company”), a leading provider of transformation and outsourcing solutions, announced that one of its major clients, Norwich Union Insurance, has communicated its commencement of a significant transformation program.  As part of the program, Norwich Union expects to create seven new operations centers of excellence in the United Kingdom and two new operations centers of excellence in India by the end of 2010.  Norwich Union also confirmed its long-term commitment to a number of other operations centers, including the operations center with the Company in Noida, India.  The Company’s contract with Norwich Union remains in effect until July 2009 and the Company maintains an excellent relationship with Norwich Union.

Another of the Company’s clients, Orange UK, a United Kingdom-based wireless service provider, announced a plan to focus on enhancing the quality of customer service and invest in technology to realize its strategic objectives. As part of the plan, Orange UK expects to transfer back to the United Kingdom a number of operations being provided by vendors located overseas. Orange UK has confirmed that the Company’s India-based operations will continue to be an integral part of its customer service delivery strategy. While there may be some changes to the processes that the Company provides, Orange UK has confirmed that there is no planned reduction in the overall scale of the relationship.

This Report contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the Company’s control. Forward-looking statements include information concerning the Company’s possible or assumed future results of operations, including descriptions of its business strategy. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management’s experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more details in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release.

You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect the Compa ny. The Company has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 9, 2008

EXLSERVICE HOLDINGS, INC. (Registrant)
By:	/s/ Amit Shashank
Name: Amit Shashank Title: General Counsel